(on Modern Woodmen letterhead)


February 27, 2004


Dear Modern Woodmen Member:

As a valued Modern Woodmen of America Variable CustomLife certificate holder, we are pleased to provide you with the annual reports for the investment options offered under your Modern Woodmen of America certificate. These reports update each portfolio's performance as of December 31, 2003. Portfolio performance does not take into account the fees charged under the certificate. If those fees had been included, the performance for the portfolios would have been lower.

We are also pleased to provide you with separate performance sheets for the subaccounts under your certificate. The performance sheets provide an update of each subaccount's performance as of December 31, 2003 and January 31, 2004.

As always, remember that past performance does not predict or guarantee future returns.

We hope you find the enclosed information helpful. If you have any questions concerning your certificate, please do not hesitate to call your Modern Woodmen of America registered representative.

We appreciate and value your business and look forward to continuing to serve you.

Modern Woodmen of America

(on Modern Woodmen letterhead)


February 27, 2004


Dear Modern Woodmen Member:

As a valued Modern Woodmen of America Variable Annuity and Variable CustomLife certificate holder, we are pleased to provide you with the annual reports for the investment options offered under your Modern Woodmen of America certificates. These reports update each portfolio's performance as of December 31, 2003. Portfolio performance does not take into account the fees charged under the certificates. If those fees had been included, the performance for the portfolios would have been lower.

We are also pleased to provide you with separate performance sheets for the subaccounts under your certificates. The performance sheets provide an update of each subaccount's performance as of December 31, 2003 and January 31, 2004.

As always, remember that past performance does not predict or guarantee future returns.

We hope you find the enclosed information helpful. If you have any questions concerning your certificates, please do not hesitate to call your Modern Woodmen of America registered representative.

We appreciate and value your business and look forward to continuing to serve you.

Modern Woodmen of America